Dreyfus New Jersey
Municipal Money Market Fund, Inc.

SEMIANNUAL REPORT
July 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                           Dreyfus New Jersey Municipal Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Municipal Money Market Fund, Inc., covering the six-month period from February 1, 2001 through July 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

While 2001 has been difficult for the U.S. economy thus far, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board has aggressively eased monetary policy, reducing short-term interest rates by
2.75 percentage points so far in 2001, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. The initial wave of refunds from the $1.3 trillion federal tax cut could further stimulate economic growth and help to reduce inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth by the end of this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2001




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus New Jersey Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended July 31, 2001, the fund produced an annualized yield of 2.61% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 2.64%.(1)

We attribute the fund's performance to falling interest rates in an environment of slow economic growth. However, our strategy of maintaining the fund's weighted average maturity at a point that was longer than the average of its peers helped the fund maintain relatively high yields for as long as we deemed practical.

What is the fund's investment approach?

The fund's objective is to seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The fund also seeks to maintain a stable $1.00 share price.

In pursuing the fund's objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New Jersey issuers. Second, we actively manage the fund's average maturity in anticipation of interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which should position the fund to purchase new securities with higher yields, should higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund's weighted
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain then current yields for as long as we think practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy were the primary driver of the fund' s performance during the reporting period. In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates by
1.75 percentage points in four separate moves during the reporting period. In this declining interest-rate environment, yields on tax-exempt money market instruments generally fell.

In anticipation of falling interest rates, the fund began the period with a weighted average maturity -- a measure of sensitivity to changing interest rates -- that was considerably longer than that of the average for its peers. We implemented this strategy during the second half of 2000, before the reporting period began, when yields on one-year municipal notes were relatively high. This strategy enabled the fund to maintain higher yields while interest rates declined.

From a security selection perspective, the supply of new municipal notes continued to be anemic in New Jersey. The lack of supply caused us to scour the market for creditworthy securities, which we found in high quality commercial paper from New Jersey issuers. However, variable-rate demand notes (VRDNs) -- on which yields are reset either daily or weekly -- provided the most attractive risk/reward characteristics, in our opinion. At times, weekly VRDNs offered higher yields than one-year, fixed-rate notes. Accordingly, we increased the fund's holdings of VRDNs to about 60% of total assets by the end of the period.


What is the fund's current strategy?

Over the near term, we expect the market to be influenced by changes in the balance between the scarce supply of tax-exempt money market instruments from New Jersey issuers and robust investor demand for those securities. As the economy deteriorated during the period, demand for tax-exempt money market instruments intensified from individuals seeking an investment alternative to a highly volatile stock market. At the same time, New Jersey municipalities continued to issue very little short-term debt.

While we expect the supply of tax-exempt New Jersey securities to increase in August when the state's transportation authority comes to market with its annual issuance of commercial paper, we are concerned that yields on these securities will be low. Therefore, we have continued to hold the higher yielding notes purchased for the fund last fall. Because most of these notes mature near the end of the calendar year, when technical factors have historically produced higher yields, we expect in the meantime to avoid the pitfalls of reinvesting at very low yields. Of course, portfolio composition and markets can change at any time.

August 15, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS

July 31, 2001 (Unaudited)

                                                                                              Principal
TAX EXEMPT INVESTMENTS--98.5%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--96.3%

Atlantic County Improvement Authority, Revenue

  VRDN, Pooled Governmental Loan Program

   2.40% (LOC; Kredietbank)                                                                   4,800,000  (a)           4,800,000

Bernards Township, GO Notes, BAN

   4.625%, 8/30/2001                                                                          2,908,550                2,909,268

Delaware River and Bay Authority, Transit Revenue

  VRDN 2.35% (Insured; AMBAC and Liquidity Facility;

   Dexia Credit Locale de France)                                                             3,000,000  (a)           3,000,000

Essex County Improvement Authority, Revenue

  VRDN (County Asset Sale Project)
  2.55% (Insured; AMBAC and

   Liquidity Facility; Morgan Guaranty Trust Co.)                                             8,000,000  (a)           8,000,000

Harrison County, GO Notes, BAN:

   4.25%, 12/14/2001                                                                          3,000,000                3,001,065

   4.625%, 12/14/2001                                                                         8,000,000                8,010,622

Hudson County Improvement Authority, Revenue

  VRDN, Essential Purpose Pooled Government Loan

   2.45% (LOC; First Union Bank)                                                             24,240,000  (a)          24,240,000

Jersey City Redevelopment Authority, MFHR

  Refunding, VRDN (Dixon Mills)

   2.40% (LOC; FNMA)                                                                         10,800,000  (a)          10,800,000

Little Ferry, GO Notes, BAN 5%, 8/2/2001                                                      2,000,000                2,000,030

Mahwah Township School District, GO Notes

   Temporary Notes 3.35%, 3/28/2002                                                          10,000,000               10,024,162

Middlesex County, GO Notes, BAN

   3.25%, 6/28/2002                                                                          10,000,000               10,060,107

Middlesex County Improvement Authority, Revenue

  (Woodbridge Township Guaranteed Project)

   3.35%, 4/26/2002                                                                          16,000,000               16,026,152

Middlesex County Utilities Authority, Solid Waste

   System Revenue 6.10%, 12/1/2001 (Insured; FGIC)                                            1,000,000                1,011,231

Monmouth County Improvement Authority, Revenue:

  Governmental Loan

      4.20%, 12/1/2001 (Insured; AMBAC)                                                         930,000                  933,162

   VRDN, Pooled Government Loan Program

      2.25% (LOC; The Bank of New York)                                                      11,985,000  (a)          11,985,000

Montclair, GO Notes:

   BAN 3.35%, 3/8/2002                                                                        3,766,000                3,769,932

   Temporary Notes 3.35%, 3/8/2002                                                            3,210,000                3,213,351



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Brunswick, GO Notes:

   BAN 4.85%, 8/31/2001                                                                       5,000,000                 5,002,011

   Temporary Notes 4.80%, 8/31/2001                                                           5,000,000                 5,001,505

New Jersey Building Authority, Building Revenue, VRDN

  (Putters) 2.53% (Insured; MBIA and Liquidity Facility;

   J.P. Morgan Chase and Co.)                                                                 5,990,000  (a)           5,990,000

New Jersey Economic Development Authority, VRDN:

  Dock Facility Revenue, Refunding

    (Bayonne/IMTT Project)

      2.60% (LOC; Bank One Corp.)                                                             4,000,000  (a)           4,000,000

   EDR:

      (Center for Aging--Applewood Estates Project)

         2.35% (LOC; Fleet Bank)                                                              5,000,000  (a)           5,000,000

      (Exit 8A Limited Partnership Project)

         2.60% (LOC; European American Bank)                                                  5,100,000  (a)           5,100,000

      Refunding (Hartz and Rex Associates)

         2.825% (LOC; Citibank)                                                               2,000,000  (a)           2,000,000

      (White Horse Pike Limited Project) 2.84%                                                7,600,000  (a)           7,600,000

   Industrial Revenue:

      (Four Woodbury Mews Project)

         2.76% (LOC; Fleet Bank)                                                              6,600,000  (a)           6,600,000

      Refunding (El Dorado Terminals)

         2.60% (LOC; Dow Chemical Co.)                                                        4,400,000  (a)           4,400,000

      (Three Woodbury Mews Project)

         2.76% (LOC; Fleet Bank)                                                              9,525,000  (a)           9,525,000

   Mortgage Facilities Revenue

      (Rennoc Corp./Santa's Best Project)

      2.60% (LOC; LaSalle Bank)                                                               2,705,000  (a)           2,705,000

   Natural Gas Facility Revenue, Refunding

      (Natural Gas Co. Project)

      2.80% (Insured; AMBAC and Liquidity Facility;

      The Bank of New York)                                                                   5,600,000  (a)           5,600,000

   PCR, Refunding:

      (Hoffman La Roche Inc.)

         2.70% (LOC; Wachovia Bank)                                                          20,000,000  (a)          20,000,000

      (Public Service Electric and Gas Co.)

         2.45% (Insured; MBIA and Liquidity Facility;

         Union Bank of Switzerland)                                                          17,300,000  (a)          17,300,000

   Revenues:

      (Buchanan and Zweigle Project)

         2.75% (LOC; First Union Bank)                                                        2,850,000  (a)           2,850,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority, VRDN (continued):

  Revenues (continued):

    (CPC Behavioral Health Care)

         2.60% (LOC; First Union Bank)                                                        3,595,000  (a)           3,595,000

   School Revenue, Refunding (Blair Academy)

      2.55% (LOC; First Union Bank)                                                           5,205,000  (a)           5,205,000

   Water Facilities Revenue, Refunding

      (United Water Project)

      2.80% (Insured; AMBAC and Liquidity Facility;

      The Bank of New York)                                                                   6,100,000  (a)           6,100,000

New Jersey Educational Facilities Authority:

  College and University Revenue, Refunding, VRDN

    (College of New Jersey)

    2.60% (Insured; AMBAC and Liquidity

    Facility: Bank of Nova Scotia and

      Toronto Dominion Bank)                                                                 24,900,000  (a)          24,900,000

   Revenues:

      (County College Capital Projects Fund)

         5%, 9/1/2001 (Insured; AMBAC)                                                        2,200,000                 2,203,572

      CP (Princeton University)

         2.50%, 8/22/2001                                                                    10,400,000                10,400,000

      (Higher Educational Technology Infrastructure Fund)

         4.25%, 9/1/2001 (Insured; AMBAC)                                                     2,965,000                 2,966,340

New Jersey Health Care Facilities Financing Authority

  Revenues, VRDN:

    Refunding (Christian Health)

         2.40% (LOC; Valley National Bank)                                                    3,600,000  (a)           3,600,000

      (St. Peters University Hospital)

         2.45% (LOC; Summit Bank)                                                            10,000,000  (a)          10,000,000

New Jersey Housing and Mortgage Finance Agency

  Revenue, VRDN, Merlots Program

  2.77% (Insured; MBIA and Liquidity Facility;

   First Union Bank)                                                                          2,585,000  (a)           2,585,000

New Jersey Sports and Exposition Authority

  Recreational Revenue, VRDN (Contract)

  2.45% (Insured; MBIA and Liquidity Facility;

   Credit Suisse)                                                                            14,950,000  (a)          14,950,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transit Corporation, Capital Revenue, GAN

   5.25%, 9/1/2001 (Insured; FSA)                                                             7,150,000                 7,163,131

New Jersey Turnpike Authority, Turnpike Revenue

  VRDN, Merlots Program

  2.72% (Insured; MBIA and Liquidity Facility; First

   Union Bank)                                                                                6,500,000  (a)           6,500,000

North Brunswick Township, GO Notes, BAN

   3.35%, 2/21/2002                                                                           7,794,000                 7,811,253

Old Bridge Township, GO Notes, BAN

   3.25%, 3/19/2002                                                                           7,000,000                 7,001,681

Pomton Lakes Boro, GO Notes, BAN

   3.75%, 2/22/2002                                                                           1,904,600                 1,908,740

Port Authority of New York and New Jersey:

  Revenues, CP:

    2.50%, 8/21/2001 (LOC: Bank of Nova Scotia,

         Lloyds TSB Bank and Morgan Guaranty Trust Co.)                                       8,000,000                 8,000,000

      3.05%, 10/12/2001 (LOC; Bank of Nova Scotia)                                            6,985,000                 6,985,000

   Special Obligation Revenue, VRDN

      (Versatile Structure Obligation):

         2.70%, Series 2 (Liquidity Facility;

            Morgan Guaranty Trust Co.)                                                       19,800,000  (a)          19,800,000

         2.70%, Series 3 (Liquidity Facility;

            Morgan Guaranty Trust Co.)                                                        6,600,000  (a)           6,600,000

         2.75% (Liquidity Facility; Bayerische Landesbank)                                    4,200,000  (a)           4,200,000

         2.80% (Liquidity Facility; Bank of Nova Scotia)                                      4,050,000  (a)           4,050,000

         2.80% (Liquidity Facility; Landesbank Hessen)                                        3,900,000  (a)           3,900,000

Ringwood Township, GO Notes, BAN 3.75%, 3/15/2002                                             2,805,000                 2,813,736

River Edge School District, GO Notes, Temporary Notes

   4.50%, 12/20/2001                                                                          5,995,000                 6,003,893

Roxbury Township, GO Notes, BAN 4.50%, 12/13/2001                                             2,563,600                 2,565,667

Somerset County Industrial Pollution Control Financing

  Authority, PCR, Refunding, VRDN

  (American Cyanamid)

   2.85% (LOC; American Home Products)                                                        2,900,000  (a)           2,900,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

South Brunswick Township, GO Notes, BAN

   4.65%, 11/1/2001                                                                           4,000,000                 4,002,404

Union County Improvement Authority, LR, BAN

  (Train Station Project)

   3.70%, 2/14/2002                                                                           3,675,000                 3,681,325

Verona, GO Notes, BAN 3.45%, 1/17/2002                                                        1,689,000                 1,692,410

Vineland, GO Notes, BAN 3.75%, 1/17/2002                                                      8,000,000                 8,026,966

U.S. RELATED--2.2%

Puerto Rico Commonwealth Government Development

   Bank, CP 2.65%, 10/31/2001                                                                10,000,000                10,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $444,568,716)                                                             98.5%               444,568,716

CASH AND RECEIVABLES (NET)                                                                         1.5%                 6,889,909

NET ASSETS                                                                                       100.0%               451,458,625



Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GAN                       Grant Anticipation Notes

GO                        General Obligation

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance
                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 66.9

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                       13.4

Not Rated( c)                    Not Rated (c)                   Not Rated (c)                                    19.7

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

  SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

July 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           444,568,716   444,568,716

Cash                                                                  3,628,149

Interest receivable                                                   3,526,066

Prepaid expenses and other assets                                        13,814

                                                                    451,736,745
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           215,361

Accrued expenses and other liabilities                                   62,759

                                                                        278,120
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      451,458,625
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     451,662,380

Accumulated net realized gain (loss) on investments                   (203,755)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      451,458,625
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Common Stock authorized)       451,663,350

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended July 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,314,464

EXPENSES:

Management fee--Note 2(a)                                            1,121,601

Shareholder servicing costs--Note 2(b)                                 242,177

Custodian fees                                                          38,712

Professional fees                                                       23,397

Directors' fees and expenses--Note 2(c)                                 17,363

Prospectus and shareholders' reports                                    10,451

Registration fees                                                        4,041

Miscellaneous                                                            5,657

TOTAL EXPENSES                                                       1,463,399

INVESTMENT INCOME--NET                                               5,851,065
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 24,863

Net unrealized appreciation (depreciation) on investments              (10,812)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  14,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,865,116

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            July 31, 2001            Year Ended
                                               (Unaudited)     January 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,851,065            13,944,492

Net realized gain (loss) from investments          24,863                12,733

Net unrealized appreciation

   (depreciation) of investments                  (10,812)               10,812

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    5,865,116            13,968,037
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (5,851,065)         (13,944,492)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 236,098,911          589,806,928

Dividends reinvested                            5,193,731           12,404,325

Cost of shares redeemed                      (229,091,928)        (594,534,076)

INCREASE (DECREASE) IN NET ASSETS

   FROM CAPITAL STOCK TRANSACTIONS             12,200,714           7,677,177

TOTAL INCREASE (DECREASE) IN NET ASSETS        12,214,765           7,700,722
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           439,243,860  431,543,138

END OF PERIOD                                 451,458,625          439,243,860

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                             July 31, 2001                          Year Ended January 31,
                                                                              ------------------------------------------
                                               (Unaudited)        2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00         1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .013         .033           .025          .027           .029          .027

Distributions:

Dividends from investment
   income--net                                       (.013)       (.033)         (.025)        (.027)         (.029)        (.027)

Net asset value, end of period                        1.00         1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.62(a)      3.32           2.54          2.69           2.96          2.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .65(a)       .67            .66           .67            .64           .65

Ratio of net investment income

   to average net assets                              2.61(a)      3.25           2.50          2.65           2.92          2.71
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     451,459      439,244        431,543       475,046        526,266       561,260

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund received net earnings credits of

$17,202 during the period ended July 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $229,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2001. If not applied, $30,000 of the carryover expires in fiscal 2003, $115,000 expires in fiscal 2004, $4,000 expires in fiscal 2005, $17,000 expires in fiscal 2006 and $63,000 expires in fiscal 2007.

At July 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 2001, the fund was charged an aggregate of $145,465 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2001, the fund was charged $71,872 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTES

                         For More Information

                        Dreyfus New Jersey Municipal Money Market Fund, Inc. 200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  758SA0701